                                                                    EXHIBIT 99.1

 Investor Contact:          W. Larry Cash
                            Executive Vice President
                            and Chief Financial Officer
                            (615) 373-9600


                         COMMUNITY HEALTH SYSTEMS, INC.
              ANNOUNCES STRONG THIRD QUARTER 2001 RESULTS WITH NET
                 OPERATING REVENUES UP 21.6% AND EBITDA UP 17.9%

                     ---------------------------------------

             CLOSED THREE HOSPITAL ACQUISITIONS SINCE SEPTEMBER 2001

                     ---------------------------------------

                     COMPLETED $585 MILLION COMMON STOCK AND
                    CONVERTIBLE SUBORDINATED NOTES OFFERINGS

                     ---------------------------------------


BRENTWOOD, Tenn. (October 24, 2001) -- Community Health Systems, Inc. (NYSE:
CYH) today announced financial and operating results for the third quarter and nine months ended September 30, 2001.

         Net operating revenues for the third quarter ended September 30, 2001 totaled $416.6 million, a 21.6% increase, compared with $342.4 million for the third quarter ended September 30, 2000. EBITDA for the third quarter of 2001 was $74.0 million compared with $62.8 million in the third quarter of 2000, a 17.9% increase. Net income was $10.0 million, or $0.11 per share (diluted), on 87.8 million average shares outstanding for the quarter ended September 30, 2001, compared with $1.3 million, or $0.02 per share (diluted), on 77.2 million average shares outstanding in the third quarter of 2000.

         The consolidated financial results for the third quarter ended September 30, 2001 reflect an 11.5% increase in admissions, and a 13.8% increase in adjusted admissions, compared with the third quarter of 2000. On a same store basis, net operating revenues in the third quarter of 2001 increased 10.8%, admissions increased 1.9%, and adjusted admissions increased 4.4% compared with the same period last year.

         Net operating revenues for the nine months ended September 30, 2001 totaled $1,216.1 million, compared with $968.2 million for the nine months ended September 30, 2000, a 25.6% increase. EBITDA for the nine months ended September 30, 2001 was $225.1 million, compared with $182.6 million for the same period in 2000, a 23.3% increase. Net income was $30.5 million, or $0.35 per share (diluted), on 87.6 million average shares outstanding for the nine months ended September 30, 2001, compared with $2.4 million, or $0.04 per share (diluted), on
64.1 million average shares outstanding for the nine months ended September 30, 2000.

CYH Announces Third Quarter 2001 Results
Page 2
October 24, 2001

         The consolidated financial results for the nine months ended September 30, 2001 reflect a 17.6% increase in admissions, and a 17.0% increase in adjusted admissions, compared with the nine months ended September 30, 2000. On a same store basis, net operating revenues for the nine months ended September 30, 2001 increased 11.0%, admissions increased 4.6%, and adjusted admissions increased 4.3% compared with the nine months ended September 30, 2000.

          The 13.8% and 36.6% increases in the weighted average number of shares (diluted) outstanding for the third quarter and the nine months, respectively, ended September 30, 2001, compared to the same periods of 2000 are due principally to the Company's initial public offering in June 2000 and a secondary public offering in November 2000.

         "Our outstanding financial and operating performance during the third quarter of 2001 reflects continued momentum from our strategy of centralization and standardization as we again exceeded expectations," commented Wayne T. Smith, chairman, president and chief executive officer of Community Health Systems, Inc.

         Since September 1, 2001, the Company completed three acquisitions, each of which is the sole provider of general hospital services in its community. These newly acquired hospitals are Red Bud Regional Hospital (103 beds) in Red Bud, IL; Jennersville Regional Hospital (59 beds) in West Grove, PA; and Easton Hospital (369 beds) in Easton, PA. Each of these facilities had previously been owned by a tax-exempt entity.

         On October 9, 2001, the Company completed a public offering of 12 million shares of common stock and the sale of $287.5 million of 4 1/4% convertible subordinated notes, due October 2008, including the exercise of the notes over-allotment. Net proceeds from these offerings of approximately $585 million were used to pay off $500 million of 7 1/2% subordinated debt plus accrued interest and the remainder used to repay other long-term debt under the Company's credit agreement.

         "During the third quarter we closed on one additional hospital and since that time have acquired two more bringing the total to four during 2001. The acquisition of these facilities continues to demonstrate the success of the Company's focused non-urban acquisition strategy. Furthermore, with the completion of our additional financing, the Company is well positioned to pursue our strategic objectives by providing us with an even stronger capital structure," Smith concluded.

         Community Health Systems, Inc., a leading provider of non-urban acute healthcare services, currently owns or operates 56 hospitals across 20 states. These facilities, together with their medical staffs, provide a wide range of inpatient and outpatient acute care services and a variety of specialty services.

         Community Health Systems, Inc. will hold a conference call to discuss this press release on Thursday, October 25, 2001 at 10:30 a.m. CDT, 11:30 a.m. EDT. Investors will have the opportunity to listen to a live broadcast of the conference call over the Internet through the Company's web site at www.chs.net, or www.streetevents.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and continue through November 25, 2001.

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CYH Announces Third Quarter 2001 Results
Page 3
October 24, 2001

         STATEMENTS CONTAINED IN THIS NEWS RELEASE REGARDING EXPECTED OPERATING RESULTS, ACQUISITION TRANSACTIONS AND OTHER EVENTS ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTIES. ACTUAL FUTURE EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THESE STATEMENTS. READERS ARE REFERRED TO THE DOCUMENTS FILED BY COMMUNITY HEALTH SYSTEMS, INC. WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S REGISTRATION STATEMENT ON FORM S-1 (REGISTRATION STATEMENT NO. 333-69064), FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AND FORM 10-Q FOR THE QUARTERS ENDED MARCH 31, 2001 AND JUNE 30, 2001. THESE FILINGS IDENTIFY IMPORTANT RISK FACTORS AND OTHER UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD LOOKING STATEMENTS.


                         COMMUNITY HEALTH SYSTEMS, INC.
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                            THREE MONTHS ENDED                 NINE MONTHS ENDED
                                               SEPTEMBER 30,                     SEPTEMBER 30,
                                        ---------------------------       ----------------------------
                                           2001             2000             2001             2000
                                        ----------       ----------       ----------       -----------

Net operating revenues                  $  416,569       $  342,447       $1,216,123       $  968,234

EBITDA                                  $   74,026       $   62,769       $  225,104       $  182,625

Net income                              $   10,041       $    1,258       $   30,540       $    2,357

Net income per share - basic            $     0.12       $     0.02       $     0.36       $     0.04

Net income per share - diluted          $     0.11       $     0.02       $     0.35       $     0.04

Weighted average number of shares
  outstanding:

   Basic                                    85,945           75,121           85,810           62,741
   Diluted                                  87,833           77,193           87,648           64,146

CYH Announces Third Quarter 2001 Results
Page 4
October 24, 2001


                         COMMUNITY HEALTH SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                      THREE MONTHS ENDED             NINE MONTHS ENDED
                                                          SEPTEMBER 30,                SEPTEMBER 30,
                                                   -------------------------     -------------------------
                                                      2001           2000           2001           2000
                                                   ----------     ----------     ----------     ----------

Net operating revenues                             $  416,569     $  342,447     $1,216,123     $  968,234
                                                   ----------     ----------     ----------     ----------

Operating expenses:

   Salaries and benefits                              163,320        132,431        473,101        376,653
   Provision for bad debts                             38,384         31,192        112,343         87,786
   Supplies                                            48,142         40,006        141,030        112,416
   Other operating expenses                            92,697         76,049        264,545        208,754
   Depreciation and amortization                       23,318         18,655         66,412         52,565
   Amortization of goodwill                             7,313          6,542         21,387         18,920
                                                   ----------     ----------     ----------     ----------
     Total expenses                                   373,174        304,875      1,078,818        857,094
                                                   ----------     ----------     ----------     ----------

Income from operations                                 43,395         37,572        137,305        111,140

Interest expense, net                                  23,541         32,409         76,715         97,714
                                                   ----------     ----------     ----------     ----------

Income before income taxes                             19,854          5,163         60,590         13,426

Provision for income taxes                              9,813          3,905         30,050         11,069
                                                   ----------     ----------     ----------     ----------

Net income                                         $   10,041     $    1,258     $   30,540     $    2,357
                                                   ==========     ==========     ==========     ==========

Net income per share - basic                       $     0.12     $     0.02     $     0.36     $     0.04
                                                   ==========     ==========     ==========     ==========

Net income per share - diluted                     $     0.11     $     0.02     $     0.35     $     0.04
                                                   ==========     ==========     ==========     ==========

Weighted average number of shares outstanding:

   Basic                                               85,945         75,121         85,810         62,741
                                                   ==========     ==========     ==========     ==========
   Diluted                                             87,833         77,193         87,648         64,146
                                                   ==========     ==========     ==========     ==========

CYH Announces Third Quarter 2001 Results
Page 5
October 24, 2001


                         COMMUNITY HEALTH SYSTEMS, INC.
                             SELECTED OPERATING DATA
                                   (UNAUDITED)
                                ($ IN THOUSANDS)


                                                          FOR THE THREE MONTHS ENDED SEPTEMBER 30,
                                     ---------------------------------------------------------------------------------------
                                                     CONSOLIDATED                             SAME HOSPITALS
                                     ----------------------------------------- ---------------------------------------------
                                         2001            2000       % CHANGE        2001           2000          % CHANGE
                                     -----------     ------------  ----------- ------------    ------------     ------------
Number of hospitals                          54              50                        50              50
Licensed beds                             4,935           4,491                     4,478           4,491
Beds in service                           3,788           3,407                     3,421           3,407
Admissions                               40,772          36,576        11.5%       37,287          36,576            1.9%
Adjusted admissions                      76,905          67,555        13.8%       70,529          67,555            4.4%
Patient days                            152,720         136,371        12.0%      138,444         136,371            1.5%
Average length of stay (days)               3.7             3.7                       3.7             3.7
Occupancy rate (beds in service)           44.4%           43.2%                     43.9%           43.2%
Net operating revenues               $  416,569      $  342,447        21.6%   $  378,298      $  341,361           10.8%
Net inpatient revenue as a % of
   total net operating revenue             50.9%           50.0%                     50.5%           50.1%
Net outpatient revenue as a % of
   total net operating revenue             47.9%           48.4%                     48.5%           48.6%
EBITDA as a % of total net
       operating revenue                   17.8%           18.3%                     18.4%           18.0%


                                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                                     ---------------------------------------------------------------------------------------
                                                     CONSOLIDATED                             SAME HOSPITALS
                                     ----------------------------------------- ---------------------------------------------
                                         2001            2000*      % CHANGE        2001           2000*         % CHANGE
                                     -----------     ------------  ----------- ------------    ------------     ------------
Number of hospitals                          54              50                        50              50
Licensed beds                             4,935           4,491                     4,478           4,491
Beds in service                           3,788           3,407                     3,421           3,407
Admissions                              123,331         104,890        17.6%      109,413         104,642            4.6%
Adjusted admissions                     226,705         193,691        17.0%      201,599         193,204            4.3%
Patient days                            468,714         403,431        16.2%      414,578         402,485            3.0%
Average length of stay (days)               3.8             3.8                       3.8            3.8
Occupancy rate (beds in service)           47.0%           44.3%                     46.2%          44.4%
Net operating revenues               $1,216,123      $  968,234        25.6%   $1,067,203      $  961,428           11.0%
Net inpatient revenue as a % of
   total net operating revenue             51.0%           50.4%                     50.5%          50.6%
Net outpatient revenue as a % of
   total net operating revenue             47.8%           47.9%                     48.5%          48.1%
EBITDA as a % of total net
       operating revenue                   18.5%           18.9%                     19.0%          18.5%

-----------
* 2000 includes one more business day in the nine months ended September 30, 2000 due to leap year.

CYH Announces Third Quarter 2001 Results
Page 6
October 24, 2001


                         COMMUNITY HEALTH SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                ($ IN THOUSANDS)


                                                       SEPTEMBER 30,    DECEMBER 31,
                                                          2001              2000
                                                       -------------    ------------
ASSETS

CURRENT ASSETS:

    Cash and cash equivalents                          $    17,699      $    13,740
    Patient accounts receivable, net                       334,538          309,826
    Other current assets                                    75,593           85,011
                                                       -----------      -----------

       TOTAL CURRENT ASSETS                                427,830          408,577
                                                       -----------      -----------

Property and equipment                                     964,637          850,201
    Less accumulated depreciation and amortization        (186,693)        (142,120)
                                                       -----------      -----------

       Property and equipment, net                         777,944          708,081
                                                       -----------      -----------

Goodwill, net                                              986,686          985,568
                                                       -----------      -----------

Other assets, net                                          106,143          111,611
                                                       -----------      -----------

       TOTAL ASSETS                                    $ 2,298,603      $ 2,213,837
                                                       ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

    Current maturities of long-term debt               $    42,182      $    17,433
    Accounts payable and accrued liabilities               238,333          223,440
                                                       -----------      -----------

       TOTAL CURRENT LIABILITIES                           280,515          240,873
                                                       -----------      -----------

Long-term debt                                           1,211,586        1,201,590
                                                       -----------      -----------

Other long-term liabilities                                 12,882           15,200
                                                       -----------      -----------

Stockholders' equity                                       793,620          756,174
                                                       -----------      -----------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 2,298,603      $ 2,213,837
                                                       ===========      ===========

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